CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 14 to the Registration Statement (Form N-1A, No. 33-37123) of Brundage, Story and Rose Investment Trust and to the use of our report dated December 27, 2002, incorporated therein.


                                                  /s/ Ernst & Young LLP
Cincinnati, Ohio
March 31, 2003